RESTRUCTURING CHARGES	12 Months Ended
Dec. 31, 2025
Restructuring and Related Activities [Abstract]
RESTRUCTURING CHARGES	RESTRUCTURING CHARGES
In the second quarter of 2020, Eaton initiated a multi-year restructuring program to reduce its cost structure and gain efficiencies in its business segments and at corporate in order to initially respond to declining market conditions brought on by the COVID-19 pandemic. Since the inception of the program, the Company incurred expenses of $199 million for workforce reductions and $184 million for plant closing and other costs, resulting in total charges of $382 million through December 31, 2023. This multi-year restructuring program was substantially complete at the end of 2023, with final payments primarily made in 2024.
During the first quarter of 2024, Eaton implemented a multi-year restructuring program to accelerate opportunities to optimize its operations and global support structure. These actions will better align the Company's functions to support anticipated growth and drive greater effectiveness throughout the Company. Since the inception of the program, the Company has incurred charges of $335 million. This restructuring program is expected to be completed in 2026 and is expected to incur additional expenses related to workforce reductions of $102 million and plant closing and other costs of $38 million, resulting in total estimated charges of $475 million for the entire program.
A summary of restructuring program charges is as follows:

(In millions except for per share data)	2025	2024	2023
Workforce reductions	$81	$120	$19
Plant closing and other	52	83	38
Total before income taxes	133	202	57
Income tax benefit	29	43	11
Total after income taxes	$103	$160	$46
Per ordinary share - diluted	$0.26	$0.40	$0.11
Restructuring program charges related to the following segments:

(In millions)	2025	2024	2023
Electrical Americas	$14	$12	$5
Electrical Global	63	88	26
Aerospace	10	9	5
Mobility[1]	31	64	13
Corporate	14	29	8
Total	$133	$202	$57
A summary of liabilities related to workforce reductions, plant closing, and other associated costs is as follows:

(In millions)	Workforce reductions	Plant closing and other	Total
Balance at January 1, 2024	$35	$6	$41
Liability recognized, net	120	83	202
Payments, utilization and translation	(59)	(81)	(141)
Balance at December 31, 2024	96	7	103
Liability recognized, net[1]	81	52	133
Payments, utilization and translation	(67)	(51)	(118)
Balance at December 31, 2025	$109	$8	$118
[1]The restructuring program liability was adjusted by $12 million in the fourth quarter of 2025 primarily related to true-ups for completed workforce reductions in the Mobility segment.
These restructuring program charges were included in Cost of products sold, Selling and administrative expense, Research and development expense, or Other expense (income) - net, as appropriate. In Business Segment Information, these restructuring program charges are treated as Corporate items. See Note 18 for additional information about business segments.